                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K


                                 CURRENT REPORT


                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  November 8, 2002



                           DECKERS OUTDOOR CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
--------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


               0-22446                                    95-3015862
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       (Commission File Number)                (IRS Employer Identification No.)


495A South Fairview Avenue, Goleta, California               93117
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    (Address of principal executive offices)               (Zip code)


Registrant's telephone number, including area code        (805) 967-7611
                                                   -----------------------------



                                      None
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          (Former name or former address, if changed since last report)


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                           DECKERS OUTDOOR CORPORATION
                                AND SUBSIDIARIES



Item 5.    Other Events.

           Attached hereto as Exhibit 99.1 and incorporated by reference herein is a press release issued by the Company on November 8, 2002 announcing that Peter Benjamin, President and Chief Operating Officer, will be resigning in order to return to his role of directing Asian sales operations effective January 1, 2003.

Item 7.    Financial Statements and Exhibits.

           The required information pursuant to Regulation S-X will be provided at a later date.

     (c)   Exhibits.

           Exhibit No.        Description
           -----------        -----------

              99.1            Press release, dated November 8, 2002.







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                           DECKERS OUTDOOR CORPORATION
                                AND SUBSIDIARIES


                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Deckers Outdoor Corporation



Date: November 8, 2002                    /s/ M. Scott Ash
                                           -------------------------------------
                                           M. Scott Ash, Chief Financial Officer






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                           DECKERS OUTDOOR CORPORATION
                                AND SUBSIDIARIES



                                 EXHIBIT INDEX




                                                          SEQUENTIALLY
                                                            NUMBERED
EXHIBIT NO.                   DOCUMENT                        PAGE
-----------                   --------                    ------------


Exhibit 99.1      Press release, dated November 8, 2002         4







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